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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2004

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                                  EMBREX, INC.
             (Exact name of registrant as specified in its charter)

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       North Carolina                 000-19495                   56-1469825
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
     of incorporation)                                    Identification Number)

                 1040 SWABIA COURT, DURHAM, NORTH CAROLINA 27703
                    (Address of principal executive offices)

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                                 (919) 941-5185
              (Registrant's telephone number, including area code)

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                                       N/A
          (Former name or former address, if changed since last report)

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Item 12.  Results of Operations and Financial Condition

         On August 3, 2004, Embrex, Inc. (the "Company"), issued a press release announcing results for the period ended June 30, 2004. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EMBREX, INC.

                                  By:  /s/ Randall L. Marcuson
                                       -------------------------
                                  Name:  Randall L. Marcuson
Dated: August 3, 2004             Title: President and Chief Executive Officer


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                                  EXHIBIT INDEX

         Exhibit No.             Description of Exhibit
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         99.1                    Embrex, Inc. Press Release dated August 3, 2004

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